Exhibit 10.38

                       TERMINATION AGREEMENT
                       ---------------------

        This Termination Agreement is made this 28th day of May,

1993, by and among TPI Entertainment, Inc., a Delaware corporation

("TPIE"), TPI Enterprises, Inc., a New Jersey corporation ("TPI"),

Exhibition Enterprises Partnership, a New York general partnership

("EEP"), American Multi-Cinema, Inc., a Missouri corporation

("AMC"), Cinema Enterprises, Inc., a Missouri corporation ("CENI"),

AMC Entertainment Inc., a Delaware corporation ("AMCE"), Durwood,

Inc., a Missouri corporation ("DI"), Stanley H. Durwood

("S. Durwood") and Edward D. Durwood ("E. Durwood").



        WHEREAS, TPIE, a wholly-owned subsidiary of TPI, and AMC

entered into that certain Asset Purchase Agreement dated August 24,

1988, as amended (the "Purchase Agreement") pursuant to which AMC agreed to sell and TPIE agreed to purchase, subject to the

satisfaction of certain conditions, leasehold interests and other properties related to the operation of up to ninety (90) theatres;

and



        WHEREAS, the Purchase Agreement contemplated that the sale and purchase of such properties would be consummated at more than one Closing and the Initial Closing (both as defined in the

Purchase Agreement), involving fifty-five (55) theatres, occurred as of February 24, 1989, and the Courthouse Closing (as defined in the Purchase Agreement) involving one additional theatre occurred as of May 18, 1990 (such theatres being referred to herein as the

"Purchased Theatres"); and



        WHEREAS, pursuant to the Purchase Agreement, AMC and TPIE

entered into that certain Management Agreement dated as of

February 24, 1989, whereby AMC agreed to manage on behalf of TPIE the Purchased Theatres and any other motion picture theatres acquired or constructed by TPIE (collectively, the "Theatres"); and



        WHEREAS, TPIE and CENI, a wholly-owned subsidiary of AMC,

entered into that certain General Partnership Agreement dated as of

March 4, 1991 (the "Partnership Agreement") forming EEP; and



        WHEREAS, pursuant to the Partnership Agreement, TPIE

assigned to the Partnership all of TPIE's right, title and interest in and to the Theatres effective as of April 19, 1991; and



        WHEREAS, EEP and AMC entered into that certain Amended and

Restated Management Agreement dated March 4, 1991, whereby AMC agreed to manage on behalf of EEP the Theatres and any other motion picture theatres acquired or constructed by EEP; and



        WHEREAS, in connection with the transfer of the Theatres

by TPIE to EEP, the parties to this Termination Agreement entered into, among other agreements, the agreements set forth on Exhibit A
                                                          ---------
attached hereto and incorporated herein by this reference (the

"Agreements"); and



        WHEREAS, TPIE and Cinema Enterprises II, Inc. ("CENI II"),

among others, entered into that certain Partnership Interest

Purchase Agreement dated as of May 28, 1993 (the "Partnership

Interest Purchase Agreement"), pursuant to which TPIE agreed to sell and transfer to CENI II TPIE's Partnership Interest (as defined in the Partnership Interest Purchase Agreement); and



        WHEREAS, as an inducement to TPIE to transfer TPIE's Part-

nership Interest to CENI II, and to CENI II to purchase TPIE's

Partnership Interest, the parties hereto have agreed to terminate the Agreements; and



        WHEREAS, the parties hereto will benefit from the termi-

nation of the Agreements; and



        WHEREAS, the parties hereto have agreed to terminate the

Agreements and to release all parties from liability thereunder upon the terms set forth herein;



        NOW, THEREFORE, in consideration of the covenants and

mutual releases set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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

             1. Termination.  The Agreements are hereby terminated

as of the date hereof and shall hereafter be of no further force and effect.



             2. Release of Parties.  Effective as of the date

hereof, each of the parties hereto hereby releases each of the other parties from all obligations and liabilities arising from,

under or in connection with the Agreements, whether currently existing or arising at any time hereafter, and does hereby release and forever discharge each of the other parties from all past,

present and future claims, demands, actions, causes of action,

rights, damages, costs, expenses and compensation of every nature whatsoever, whether direct or indirect, whether based on tort,

contract or any other theory of recovery, and whether for

compensatory or punitive damages, arising from or under the

Agreements.



        3. Effect on Other Agreements.  Notwithstanding anything

contained herein to the contrary, nothing in this Termination

Agreement shall be deemed or construed to terminate, waive, release or in any manner affect the rights and obligations of  the parties under the following agreements:  (i) that certain Standstill

Agreement dated March 4, 1991 by and among TPI, AMCE, AMC, CENI,

DI, S. Durwood and E. Durwood; (ii) that certain Option Agreement dated March 4, 1991 by and between AMC and C&C Investment Holdings,

L.P. ("C&C"), as amended by that certain First Amendment to Option


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

Agreement dated April 25, 1991 by and between AMC and C&C; (iii)

the Partnership Interest Purchase Agreement; and (iv) the Mutual

Release and Indemnification Agreement, the Assignment and

Assumption Agreement, and the Confidentiality Agreement (each as defined in the Partnership Interest Purchase Agreement).



        4. Miscellaneous.  (a) The subject headings of the

sections and subsections of this Termination Agreement are included for purposes of convenience only and shall not affect the

construction or interpretation of any of its provisions.



             (b) This Termination Agreement constitutes the entire

agreement between the parties hereto pertaining to the subject matter contained herein and supersedes all prior or contemporaneous written or verbal agreements, representations and understandings of the parties.



             (c) No supplement, modification or amendment of this

Termination Agreement shall be binding unless executed in writing by all the parties.



             (d) No waiver of any of the provisions of this

Termination Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.


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

             (e) This Termination Agreement shall be binding upon

and inure to the benefit of the parties hereto and their respective successors and assigns.



             (f) This Termination Agreement shall be construed in

accordance with, and governed by, the laws of the State of New York as applied to contracts that are executed and performed entirely in

New York.



             (g) If any provision of this Termination Agreement is

held to be invalid or unenforceable by any court of final

jurisdiction, it is the intent of the parties hereto that all other provisions of this Termination Agreement be construed to remain fully valid, enforceable and binding on the parties.



             (h) Each party hereto shall further execute and

deliver all such appropriate supplemental agreements and other instruments and take such other action as may be necessary to make this Termination Agreement fully and legally effective,  binding and enforceable as between the parties hereto and as 7against third parties, or as the other parties may reasonably request.



             (i) This Termination Agreement may be executed

simultaneously in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall

constitute one and the same instrument.


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

        IN WITNESS WHEREOF, the parties have executed this

Termination Agreement as of the date first above written.



                                   EXHIBITION ENTERPRISES
                                   PARTNERSHIP,
                                   a New York general partnership,

                                   BY: TPI ENTERTAINMENT, INC., a
                                       Delaware corporation,
                                       General Partner

                                   By:    /s/ Stephen R. Cohen
                                   ------------------------------
                                   Name:   Stephen R. Cohen
                                   ------------------------------
                                   Title:     President
                                   ------------------------------

                                   BY: CINEMA ENTERPRISES, INC., a
Missouri corporation,
                                   General Partner

                                   By:     /s/ Peter C. Brown
                                   -----------------------------
                                   Name:     Peter C. Brown
                                   -----------------------------
                                   Title: Senior Vice President
                                   and Chief Financial Officer
                                   -----------------------------

                                   AMERICAN MULTI-CINEMA, INC., a
                                   Missouri corporation


                                   By:     /s/ Peter C. Brown
                                   ------------------------------
                                   Name:     Peter C. Brown
                                   ------------------------------
                                   Title: Senior Vice President
                                   and Chief Financial Officer
                                   ------------------------------









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

                                   TPI ENTERTAINMENT, INC., a
                                   Delaware corporation


                                   By:  /s/ Stephen R. Cohen
                                   ------------------------------
                                   Name:   Stephen R. Cohen
                                   ------------------------------
                                   Title:     President
                                   ------------------------------

                                   CINEMA ENTERPRISES, INC., a
                                   Missouri corporation


                                   By:  /s/ Peter C. Brown
                                   -------------------------------
- -
                                   Name:  Peter C. Brown
                                   -------------------------------
- -
                                   Title:  Senior Vice President
                                   and Chief Financial Officer
                                   -------------------------------
- -




























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

                                   TPI ENTERPRISES, INC., a
                                   New Jersey corporation


                                   By:  /s/ Stephen R. Cohen
                                   -----------------------------
                                   Name:  Stephen R. Cohen
                                   -----------------------------
                                   Title:    President
                                   -----------------------------

                                   AMC ENTERTAINMENT INC., a
                                   Delaware corporation


                                   By:  /s/ Peter C. Brown
                                   -----------------------------
                                   Name:   Peter C. Brown
                                   -----------------------------
                                   Title: Senior Vice President
                                   and Chief Financial Officer
                                   -----------------------------

                                   DURWOOD, INC., a Missouri
                                   corporation,


                                   By:  /s/ Edward D. Durwood
                                   -----------------------------
                                   Name:  Edward D. Durwood
                                   -----------------------------
                                   Title: Exec. Vice President
                                   -----------------------------

                                   /s/ Stanley H. Durwood
                                   -----------------------------
                                   Stanley H. Durwood


                                   /s/ Edward D. Durwood
                                   -----------------------------
                                   Edward D. Durwood











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